Loans Receivable and Allowance for Loan Losses	12 Months Ended
Dec. 31, 2011
Receivables [Abstract]
Loans Receivable and Allowance For Loan Losses
Loans Receivable and Allowance for Loan Losses

Loans receivable that management has the intent and ability to hold for the foreseeable future, or until maturity or payoff, are stated at their outstanding unpaid principal balances, net of an ALL and any deferred fees and costs. Certain qualifying loans of the Bank totaling $207.0 million, collateralize a letter of credit, a line of credit commitment and a long-term borrowing the Bank has with the FHLB.

During the first quarter of 2011, certain types of loans were reclassified due to their purpose and overall risk characteristics. Therefore, certain loan balances as of December 31, 2010 were reclassified to conform to the 2011 presentation.

A summary of the Bank's loans receivable at December 31, 2011 and 2010 is as follows:

	December 31,
(in thousands)	2011	2010
Commercial and industrial	$321,988	$337,398
Commercial tax-exempt	81,532	85,863
Owner occupied real estate	279,372	241,553
Commercial construction and land development	103,153	112,094
Commercial real estate	364,405	313,194
Residential	83,940	81,124
Consumer	202,278	207,979
	1,436,668	1,379,205
Less: allowance for loan losses	21,620	21,618
Net loans receivable	$1,415,048	$1,357,587

Certain directors and executive officers of the Company, including their associates and companies, have loans with the Bank. Such loans were made in the ordinary course of business at the Bank's normal credit terms including interest rates and collateralization, as those prevailing at the time for comparable loans with persons not related to the lender and do not represent more than a normal risk of collection. Total loans to these persons and companies amounted to approximately $11.4 million and $12.0 million at December 31, 2011 and 2010, respectively. During 2011, $3.2 million of new advances were made and repayments totaled $3.8 million.

The following table summarizes nonaccrual loans by loan type at December 31, 2011 and 2010:

	December 31,
(in thousands)	2011	2010
Nonaccrual loans:
Commercial and industrial	$10,162	$23,103
Commercial tax-exempt	—	—
Owner occupied real estate	2,895	4,318
Commercial construction and land development	8,511	14,155
Commercial real estate	7,820	5,424
Residential	2,912	3,609
Consumer	1,829	1,579
Total nonaccrual loans	$34,129	$52,188

No additional funds were committed on nonaccrual loans including restructured loans that were nonaccruing. Typically, commitments are canceled and no additional advances are made when a loan is placed on nonaccrual.

Generally, the Bank's policy is to move a loan to nonaccrual status as soon as it becomes 90 days past due or when the Company does not believe it will collect all of its principal and interest payments. In addition, when a loan is placed on nonaccrual status, unpaid interest credited to income in the current year is reversed and unpaid interest accrued in prior years is charged against the allowance for loan losses. Interest received on nonaccrual loans generally is either applied against principal or reported as interest income, according to management's judgment as to the collectibility of principal.  If a loan is substandard and accruing, interest is recognized as accrued. Once a loan is on nonaccrual status, it is not returned to accrual status unless the loan has been current for at least six consecutive months and the borrower and/or any guarantors demonstrate evidence of the ability to repay the loan. Under certain circumstances such as bankruptcy, if a loan is under collateralized, or if the borrower and/or guarantors do not show evidence of the ability to pay, the loan may be placed on nonaccrual status even though it is not past due by 90 days or more. Therefore, the total nonaccrual loan balance of $34.1 million exceeds the balance of total loans that are 90 days past due of $22.1 million at December 31, 2011 as presented in the aging analysis in the tables below.

During 2011, the Company adopted the FASB guidance on the determination of whether a loan restructuring is considered to be a troubled debt restructuring (TDR).  A TDR is a loan whose contractual terms have been modified resulting in the Bank granting a concession to a borrower who is experiencing financial difficulties in order for the Bank to have a greater chance of collecting the indebtedness from the borrower.  Concessions could include, but are not limited to: interest rate reductions, maturity extensions or principal forgiveness. An additional benefit to the Bank in granting a concession is to avoid foreclosure or repossession of collateral at a time when real estate values are the lowest in recent history. TDRs are discussed in further detail later in this footnote.

The following table is an age analysis of past due loan receivables as of December 31, 2011 and 2010:

		Past Due Loans					Recorded Investment in Loans 90 Days and Greater and Still Accruing
(in thousands)	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days Past Due and Greater	Total Past Due	Total Loan Receivables
December 31, 2011
Commercial and industrial	$317,190	$696	$1,083	$3,019	$4,798	$321,988	$—
Commercial tax-exempt	81,532	—	—	—	—	81,532	—
Owner occupied real estate	274,720	2,423	328	1,901	4,652	279,372	—
Commercial construction and land development	95,240	470	219	7,224	7,913	103,153	—
Commercial real estate	354,818	2,191	1,272	6,124	9,587	364,405	—
Residential	75,841	4,587	607	2,905	8,099	83,940	621
Consumer	199,671	1,314	350	943	2,607	202,278	71
Total	$1,399,012	$11,681	$3,859	$22,116	$37,656	$1,436,668	$692

		Past Due Loans					Recorded Investment in Loans 90 Days and Greater and Still Accruing
(in thousands)	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days Past Due and Greater	Total Past Due	Total Loan Receivables
December 31, 2010
Commercial and industrial	$316,750	$1,213	$521	$18,914	$20,648	$337,398	$23
Commercial tax-exempt	85,863	—	—	—	—	85,863	—
Owner occupied real estate	235,738	1,314	258	4,243	5,815	241,553	—
Commercial construction and land development	97,939	—	—	14,155	14,155	112,094	—
Commercial real estate	306,032	1,214	77	5,871	7,162	313,194	624
Residential	73,670	3,724	1,606	2,124	7,454	81,124	—
Consumer	203,235	2,547	903	1,294	4,744	207,979	3
Total	$1,319,227	$10,012	$3,365	$46,601	$59,978	$1,379,205	$650

A summary of the ALL by loan class and by impairment method as of December 31, 2011 and 2010 is detailed in the tables that follow. As mentioned previously, during the first quarter of 2011, certain types of loans were reclassified due to their purpose and overall risk characteristics. This impacted the allocation of the ALL as reported at December 31, 2010; therefore, the allocation as of that date has been reclassified to conform to the 2011 presentation.

(in thousands)	Comm. and industrial	Comm. tax-exempt	Owner occupied real estate	Comm. construc-tion and land devel-opment	Comm. real estate	Resi-dential	Con-sumer	Unallo-cated	Total

December 31, 2011
Allowance for loan losses:
Individually evaluated for impairment	$1,000	$—	$30	$2,600	$—	$—	$—	$—	$3,630
Collectively evaluated for impairment	7,400	79	699	5,240	3,241	435	831	65	17,990
Total ALL	$8,400	$79	$729	$7,840	$3,241	$435	$831	$65	$21,620
Loans receivable:
Loans evaluated individually	$15,504	$—	$7,492	$23,216	$12,117	$3,346	$1,829	$—	$63,504
Loans evaluated collectively	306,484	81,532	271,880	79,937	352,288	80,594	200,449	—	1,373,164
Total loans receivable	$321,988	$81,532	$279,372	$103,153	$364,405	$83,940	$202,278	$—	$1,436,668

(in thousands)	Comm. and industrial	Comm. tax-exempt	Owner occupied real estate	Comm. construc-tion and land devel-opment	Comm. real estate	Resi-dential	Con-sumer	Unallo-cated	Total
December 31, 2010
Allowance for loan losses:
Individually evaluated for impairment	$2,055	$—	$260	$1,310	$—	$—	$—	$—	$3,625
Collectively evaluated for impairment	7,624	86	650	4,110	4,002	442	702	377	17,993
Total ALL	$9,679	$86	$910	$5,420	$4,002	$442	$702	$377	$21,618
Loans receivable:
Loans evaluated individually	$30,597	$—	$9,237	$20,749	$6,045	$3,609	$1,579	$—	$71,816
Loans evaluated collectively	306,801	85,863	232,316	91,345	307,149	77,515	206,400	—	1,307,389
Total loans receivable	$337,398	$85,863	$241,553	$112,094	$313,194	$81,124	$207,979	$—	$1,379,205

The Bank may create a specific allowance for all of or a part of a particular loan in lieu of a charge-off or charge-down as a result of management's evaluation of impaired loans. These circumstances are often credits in transition or in which a legal matter is pending. In these instances, the Bank has determined that a loss is not imminent based upon available information surrounding the credit at the time of the analysis; however, management believes an allowance is appropriate to acknowledge the risk of loss.

Generally, construction and land development and commercial real estate loans present a greater risk of non-payment by a borrower than other types of loans. The market value of real estate, particularly real estate held for investment, can fluctuate significantly in a relatively short period of time. Commercial and industrial, tax exempt and owner occupied real estate loans generally carry a lower risk factor because the repayment of these loans relies primarily on the cash flow from a business, which is more stable and predictable. However, the significance and duration of the economic downturn caused the Bank to experience an elevated level of charge-offs in the commercial and industrial loan category in 2011.

Consumer loan collections are dependent on the borrower's continued financial stability and thus are more likely to be affected by adverse personal circumstances. Consumer and residential loans also are impacted by the market value of real estate. Furthermore, the application of various federal and state laws, including bankruptcy and insolvency laws, may limit the amount that can be recovered on these loans. The risk of non-payment is affected by changes in economic conditions, the credit risks of a particular borrower, the duration of the loan and, in the case of a collateralized loan, uncertainties as to the future value of the collateral and other factors.

The Company experienced an elevated level of loan charge-offs over the most recent three year period compared to previous years. As a result, management, beginning in the third quarter of 2010, bases its quantitative analysis of probable future loan losses (when determining the ALL) on those loans collectively reviewed for impairment on a two year period of actual historical losses. Previously, management had performed this analysis using a five year period of historical losses. Given the continued state of the economy and its impact on borrowers financial condition and on loan collateral values, management feels a two year period is an appropriate historical time frame, valid until such time that the economy, borrower repayment ability and loan collateral values show sustained signs of improvement.  Management may increase or decrease the historical loss period at some point in the future based on the state of the economy and other circumstances.

The qualitative factors such as: changes in levels and trends of charge-offs and delinquencies; material changes in the mix, volume or duration of the loan portfolio; changes in lending policies and procedures including underwriting standards; changes in the experience, ability and depth of lending management and other relevant staff; the existence and effect of any concentrations of credit; changes in the overall values of collateral; changes in the quality of the loan review program and changes in national and local economic trends and conditions among other things, are factors which have not been identified by the quantitative processes. The determination of qualitative factors inherently involves a higher degree of subjectivity and considers risk factors that may not have yet manifested themselves in historical loss experience.

The following tables summarize the transactions in the ALL for the twelve months ended December 31, 2011:

(in thousands)	Comm. and industrial	Comm. tax-exempt	Owner occupied real estate	Comm. construction and land development	Comm. real estate	Resi-dential	Consumer	Unallo-cated	Total
2011
Balance at January 1	$9,679	$86	$910	$5,420	$4,002	$442	$702	$377	$21,618
Provision charged to operating expenses	6,510	(7)	13	13,038	76	113	1,161	(312)	20,592
Recoveries of loans previously charged-off	156	—	60	11	15	68	135	—	445
Loans charged-off	(7,945)	—	(254)	(10,629)	(852)	(188)	(1,167)	—	(21,035)
Balance at December 31	$8,400	$79	$729	$7,840	$3,241	$435	$831	$65	$21,620

The following table summarizes the transactions in the ALL for the twelve months ended December 31, 2010 and 2009. The table is presented in summary as the FASB guidance issued in July 2010 related to an entity's allowance for credit losses and the credit quality of its financing receivables required the activity by portfolio segment be disclosed only for periods beginning on or after December 15, 2010.

	Years Ended December 31,
(in thousands)	2010	2009
Balance at beginning of year	$14,391	$16,719
Provision charged to expense	21,000	12,425
Recoveries	522	308
Loans charged off	(14,295)	(15,061)
Balance at end of year	$21,618	$14,391

The following table presents additional information regarding the Company's impaired loans as of December 31, 2011:

(in thousands)	Recorded Invest-ment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized
Loans with no related allowance:
Commercial and industrial	$14,504	$19,672	$—	$12,901	$141
Commercial tax-exempt	—	—	—	—	—
Owner occupied real estate	7,000	8,845	—	5,333	191
Commercial construction and land development	11,203	19,756	—	11,803	231
Commercial real estate	12,117	12,390	—	9,500	192
Residential	3,346	3,729	—	3,557	6
Consumer	1,829	2,168	—	1,945	—
Total impaired loans with no related allowance	49,999	66,560	—	45,039	761
Loans with an allowance recorded:
Commercial and industrial	1,000	1,000	1,000	7,974	—
Owner occupied real estate	492	659	30	453	—
Commercial construction and land development	12,013	12,013	2,600	4,637	—
Total impaired loans with an allowance recorded	13,505	13,672	3,630	13,064	—
Total impaired loans:
Commercial and industrial	15,504	20,672	1,000	20,875	141
Commercial tax-exempt	—	—	—	—	—
Owner occupied real estate	7,492	9,504	30	5,786	191
Commercial construction and land development	23,216	31,769	2,600	16,440	231
Commercial real estate	12,117	12,390	—	9,500	192
Residential	3,346	3,729	—	3,557	6
Consumer	1,829	2,168	—	1,945	—
Total impaired loans as of December 31, 2011	$63,504	$80,232	$3,630	$58,103	$761

The following table presents additional information regarding the Company's impaired loans as of December 31, 2010:

(in thousands)	Recorded Investment	Unpaid Principal Balance	Related Allowance
Loans with no related allowance:
Commercial and industrial	$21,630	$24,817	$—
Commercial tax-exempt	—	—	—
Owner occupied real estate	8,483	8,758	—
Commercial construction and land development	16,401	17,173	—
Commercial real estate	6,045	6,853	—
Residential	3,609	3,609	—
Consumer	1,579	1,579	—
Total impaired loans with no related allowance	57,747	62,789	—
Loans with an allowance recorded:
Commercial and industrial	8,967	9,022	2,055
Owner occupied real estate	754	768	260
Commercial construction and land development	4,348	8,108	1,310
Total impaired loans with an allowance recorded	14,069	17,898	3,625
Total impaired loans:
Commercial and industrial	30,597	33,839	2,055
Commercial tax-exempt	—	—	—
Owner occupied real estate	9,237	9,526	260
Commercial construction and land development	20,749	25,281	1,310
Commercial real estate	6,045	6,853	—
Residential	3,609	3,609	—
Consumer	1,579	1,579	—
Total impaired loans as of December 31, 2010	$71,816	$80,687	$3,625

Impaired loans averaged approximately $58.1 million, $74.6 million and $52.6 million during 2011, 2010 and 2009, respectively. All nonaccrual loans are considered impaired and interest income is handled as discussed earlier in the nonaccrual section of this footnote. Interest income continued to accrue on impaired loans that were still accruing and totaled $761,000, $1.3 million and $1.6 million during 2011, 2010 and 2009, respectively.

The Bank assigns loan risk ratings as credit quality indicators of its loan portfolio: pass, special mention, substandard accrual and substandard nonaccrual. Monthly, we track commercial loans that are no longer pass rated. We review the cash flow, operating results and financial condition of the borrower and any guarantors, as well as the collateral position against established policy guidelines as a means of providing a targeted list of loans and loan relationships that require additional attention within the loan portfolio. We categorize loans possessing increased risk as either special mention, substandard accrual or substandard nonaccrual. Special mention loans are those loans that are currently adequately protected, but potentially weak. The potential weaknesses may, if not corrected, weaken the loan's credit quality or inadvertently jeopardize our credit position in the future.  Substandard accrual and substandard nonaccrual assets are characterized by well-defined weaknesses that jeopardize the liquidation of the debt and by the possibility that Metro will sustain some loss if the weaknesses are not corrected. Substandard accrual loans would move from accrual to nonaccrual when the Bank does not believe it will collect all of its principal and interest payments. Some identifiers to determine the collectability are as follows: when the loan is 90 days past due in principal or interest, there are triggering events in the borrower's or any guarantor's financial statements that show continuing deterioration, the borrower's or any guarantor's source of repayment is depleting, or if bankruptcy or other legal matters are present, regardless if the loan is 90 days past due or not. Pass rated loans are reviewed throughout the year through the recurring review process of an independent loan review function and through the application of other credit metrics.
Credit quality indicators for commercial loans broken out by loan type are presented in the following tables for the periods ended December 31, 2011 and 2010. As previously mentioned, certain December 31, 2010 balances have been reclassified to conform to the 2011 presentation.

	December 31, 2011
(in thousands)	Pass Rated Loans	Special Mention	Substandard Accrual	Substandard Nonaccrual	Total
Commercial credit exposure:
Commercial and industrial	$280,884	$9,176	$21,766	$10,162	$321,988
Commercial tax-exempt	77,657	3,875	—	—	81,532
Owner occupied real estate	263,001	2,887	10,589	2,895	279,372
Commercial construction and land development	76,374	3,071	15,197	8,511	103,153
Commercial real estate	349,786	794	6,005	7,820	364,405
Total	$1,047,702	$19,803	$53,557	$29,388	$1,150,450

	December 31, 2010
(in thousands)	Pass Rated Loans	Special Mention	Substandard Accrual	Substandard Nonaccrual	Total
Commercial credit exposure:
Commercial and industrial	$301,075	$5,726	$7,494	$23,103	$337,398
Commercial tax-exempt	85,863	—	—	—	85,863
Owner occupied real estate	228,224	4,093	4,918	4,318	241,553
Commercial construction and land development	84,155	7,190	6,594	14,155	112,094
Commercial real estate	296,537	10,611	622	5,424	313,194
Total	$995,854	$27,620	$19,628	$47,000	$1,090,102

Consumer credit exposures are rated as performing or nonperforming as detailed below at December 31, 2011 and 2010:

	December 31, 2011
(in thousands)	Performing	Nonperforming	Total
Consumer credit exposure:
Residential	$81,028	$2,912	$83,940
Consumer	200,449	1,829	202,278
Total	$281,477	$4,741	$286,218

	December 31, 2010
(in thousands)	Performing	Nonperforming	Total
Consumer credit exposure:
Residential	$77,515	$3,609	$81,124
Consumer	206,400	1,579	207,979
Total	$283,915	$5,188	$289,103

The following table presents new TDRs, with the recorded investment at the time of restructure, being the same pre-modification and post-modification, as well as the number of loans modified during the twelve month period ended December 31, 2011 and the period end balance and number of loans modified at December 31, 2011:

	New TDRs for the Twelve Months Ended
	December 31, 2011
(dollars in thousands)	Number of Contracts	Recorded Investment at Time of Restructure	Balance of TDRs at December 31, 2011
Commercial and industrial	10	$13,490	$7,984
Commercial tax-exempt	—	—	—
Owner occupied real estate	1	87	84
Commercial construction and land development	16	10,932	9,952
Commercial real estate	5	4,368	4,273
Residential	3	628	617
Consumer	—	—	—
Total	35	$29,505	$22,910

The loans included above are considered TDRs as a result of the Bank implementing one or more of the following concessions: granting a material extension of time, entering into a forbearance agreement, adjusting the interest rate, accepting interest only for a period of time or a change in amortization period. The following table presents the number of contracts and balance at time of TDR by concession type for the year ended December 31, 2011:

(dollars in thousands)	Granting a Material Extension of Time	Forbearance Agreement	Adjusting the Interest Rate	Accepting Interest Only for a Period of Time	Change in Amortization Period	Adjusting the Interest Rate & Change in Amortization Period
Commercial and industrial:
Number of Contracts	2	4	—	—	4	—
Balance at time of TDR	$629	$12,456	$—	$—	$405	$—
Owner occupied real estate:
Number of Contracts	—	1	—	—	—	—
Balance at time of TDR	$—	$87	$—	$—	$—	$—
Commercial construction and land development:
Number of Contracts	16	—	—	—	—	—
Balance at time of TDR	$10,932	$—	$—	$—	$—	$—
Commercial real estate:
Number of Contracts	—	1	1	—	3	—
Balance at time of TDR	$—	$93	$1,194	$—	$3,081	$—
Residential:
Number of Contracts	—	—	1	—	1	1
Balance at time of TDR	$—	$—	$195	$—	$355	$78

As of December 31, 2011, TDRs totaled $22.9 million, of which $10.1 million were classified as nonaccruing loans. The remaining $12.8 million of TDRs were accruing. Also, as of December 31, 2011, all TDRs were considered impaired loans and therefore were individually evaluated for impairment in the calculation of the ALL. Prior to their classification as TDRs, certain of these loans had been collectively evaluated for impairment in the calculation of the ALL.

Six commercial construction and land development relationships identified as accruing TDRs had additional unused commitments totaling $778,000 and one commercial relationship had an additional unused commitment available of $329,000.

The following table represents loans receivable modified as a TDR, that subsequently payment defaulted within 12 months of the restructure date and where the payment defaults occurred during the twelve month period ended December 31, 2011. The Bank's policy is to consider a loan past due or delinquent if payment is not received on or before the due date.

Troubled Debt Restructurings That Subsequently Payment Defaulted:
	December 31, 2011
(dollars in thousands)	Number of Contracts	Recorded Investment
Commercial and industrial	4	$5,531
Commercial tax-exempt	—	—
Owner occupied real estate	—	—
Commercial construction and land development	11	9,162
Commercial real estate	2	747
Residential	3	617
Consumer	—	—
Total	20	$16,057

Of the 20 contracts that subsequently payment defaulted during 2011, 18 contracts totaling $10.9 million were still in payment default at December 31, 2011.